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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 20, 1999



                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)


An Ohio Corporation                No. 1-303                  31-0345740
(State or other jurisdiction       (Commission File           (IRS Employer
of incorporation)                  Number)                    Number)


1014 Vine Street
Cincinnati, OH 45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000



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Item 5.                    Other Events
-------                    ------------

                           On June 25, 1999, the Company issued $900,000,000 of its Senior Notes, in three separate traunches. In connection therewith, the Company executed supplemental indentures dated as of June 25, 1999, to add subsidiary guarantors under the indentures for certain of its then outstanding public debt. In addition, certain subsidiary issuers of debt executed supplemental indentures dated as of July 30, 1999, to add the Company and subsidiary guarantors under the indentures for certain of its subsidiaries' then outstanding public debt. The indenture and various supplemental indentures are attached hereto as Exhibits 4.1 through 4.4 and 4.6 through 4.15.

                           As a result of the guarantees issued by most, but not all, of the Company's subsidiaries, the Company is obligated to include in its financial statements certain footnote disclosure related to the subsidiary guarantors, and the subsidiary non-guarantors. Attached hereto as Exhibit 99.1 are financial statements of the Company for the fiscal year ended 1998, including the required footnote disclosure.

Item 7.                    Financial Statements, Pro Forma Financial Information
-------                    -----------------------------------------------------
                           and Exhibits
                           ------------

                           (c)      Exhibits:

                                    4.1     Indenture dated as of June 25, 1999,
                                            between the Company and Firstar
                                            Bank, National Association, as
                                            Trustee.

                                    4.2     First Supplemental Indenture dated
                                            as of June 25, 1999, to Indenture
                                            dated as of June 25, 1999, by and
                                            among the Company, the Guarantors
                                            listed therein, and Firstar Bank,
                                            National Association, as Trustee,
                                            relating to the 7.25% Senior Notes
                                            due 2009.

                                    4.3     Second Supplemental Indenture dated
                                            as of June 25, 1999, to Indenture
                                            dated as of June 25, 1999, by and
                                            among the Company, the Guarantors
                                            listed therein, and Firstar Bank,
                                            National Association, as Trustee,
                                            relating to the 7.70% Senior Notes
                                            due 2029.

                                    4.4     Third Supplemental Indenture dated
                                            as of June 25, 1999, to Indenture
                                            dated as of June 25, 1999, by and
                                            among the Company, the Guarantors
                                            listed therein, and Firstar Bank,
                                            National Association, as Trustee,
                                            relating to the 6.34% Senior Notes
                                            due 2001.

                                    4.6     Second Supplemental Indenture dated
                                            as of June 25, 1999, to Indenture
                                            dated as of October 15, 1993, by and
                                            among the Company, the Guarantors
                                            listed therein,


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                                            and Firstar Bank, National
                                            Association, as Trustee, adding
                                            guarantors to the Company's existing
                                            debt.

                                    4.7     Fourth Supplemental Indenture dated
                                            as of June 25, 1999, to Indenture
                                            dated as of May 1, 1998, by and
                                            among the Company, the Guarantors
                                            listed therein, and Firstar Bank,
                                            National Association, as Trustee,
                                            adding guarantors to the Company's
                                            existing debt.

                                    4.8     Fourth Supplemental Indenture dated
                                            as of June 25, 1999, to Indenture
                                            dated as of July 15, 1996, by and
                                            among the Company, the Guarantors
                                            listed therein, and Firstar Bank,
                                            National Association, as Trustee,
                                            adding guarantors to the Company's
                                            existing debt.

                                    4.9     Seventh Supplemental Indenture dated
                                            as of June 25, 1999, to Indenture
                                            dated as of April 1, 1992, by and
                                            among the Company, the Guarantors
                                            listed therein, and Harris Trust and
                                            Savings Bank, as Trustee, adding
                                            guarantors to the Company's existing
                                            debt.

                                    4.10    Second Supplemental Indenture dated
                                            as of July 30, 1999, to Indenture
                                            dated as of March 11, 1998, between
                                            Fred Meyer, Inc., the Guarantors
                                            listed therein and The First
                                            National Bank of Chicago, adding
                                            guarantors to the existing debt of
                                            Fred Meyer, Inc. and its
                                            subsidiaries.

                                    4.11    Third Supplemental Indenture dated
                                            as of July 30, 1999, to Indenture
                                            dated as of June 1, 1995, between
                                            Ralphs Grocery Company ( Food 4 Less
                                            Supermarkets, Inc.), the Guarantors
                                            listed therein and Norwest Bank
                                            Minnesota, N.A., adding guarantors
                                            to the existing debt of Fred Meyer,
                                            Inc. and its subsidiaries.

                                    4.12    Fourth Supplemental Indenture dated
                                            as of July 30, 1999, to Indenture
                                            dated as of March 30, 1993, between
                                            Ralphs Grocery Company, the
                                            Guarantors listed therein and United
                                            States Trust Company, adding
                                            guarantors to the existing debt of
                                            Fred Meyer, Inc. and its
                                            subsidiaries.

                                    4.13    Third Supplemental Indenture dated
                                            as of July 30, 1999, to Indenture
                                            dated as of June 1, 1995, between
                                            Ralphs Grocery Company (Food 4 Less
                                            Supermarkets, Inc.), the Guarantors
                                            listed therein and United States
                                            Trust Company, adding guarantors to
                                            the existing debt of Fred Meyer,
                                            Inc. and its subsidiaries.



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                                    4.14    Second Supplemental Indenture dated
                                            as of July 30, 1999, to Indenture
                                            dated as of March 19, 1997, between
                                            Quality Food Centers, Inc., the
                                            Guarantors listed therein and First
                                            Trust, N.A., adding guarantors to
                                            the existing debt of Fred Meyer,
                                            Inc. and its subsidiaries.

                                    4.15    Second Supplemental Indenture dated
                                            as of July 30, 1999, to Indenture
                                            dated as of May 23, 1996, between
                                            Smith's Food & Drug Centers, Inc.,
                                            the Guarantors listed therein and
                                            State Street Bank and Trust Company,
                                            adding guarantors to the existing
                                            debt of Fred Meyer, Inc. and its
                                            subsidiaries.

                                    23.1    Consent of PricewaterhouseCoopers
                                            LLP.

                                    99.1    Financial statements for fiscal year
                                            1998.



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                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                         THE KROGER CO.



August 20, 1999                          By: (Paul Heldman)
                                             Paul Heldman
                                              Senior Vice President, Secretary
                                              and General Counsel






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                                  EXHIBIT INDEX



Exhibit No.                      Exhibit
-----------                      -------

4.1 Indenture dated as of June 25, 1999, between the Company and Firstar Bank, National Association, as Trustee.

4.2 First Supplemental Indenture dated as of June 25, 1999, to Indenture dated as of June 25, 1999, by and among the Company, the Guarantors listed therein, and Firstar Bank, National Association, as Trustee, relating to the 7.25% Senior Notes due 2009.

4.3 Second Supplemental Indenture dated as of June 25, 1999, to Indenture dated as of June 25, 1999, by and among the Company, the Guarantors listed therein, and Firstar Bank, National Association, as Trustee, relating to the 7.70% Senior Notes due 2029.

4.4 Third Supplemental Indenture dated as of June 25, 1999, to Indenture dated as of June 25, 1999, by and among the Company, the Guarantors listed therein, and Firstar Bank, National Association, as Trustee, relating to the 6.34% Senior Notes due 2001.

4.6 Second Supplemental Indenture dated as of June 25, 1999, to Indenture dated as of October 15, 1993, by and among the Company, the Guarantors listed therein, and Firstar Bank, National Association, as Trustee, adding guarantors to the Company's existing debt.

4.7 Fourth Supplemental Indenture dated as of June 25, 1999, to Indenture dated as of May 1, 1998, by and among the Company, the Guarantors listed therein, and Firstar Bank, National Association, as Trustee, adding guarantors to the Company's existing debt.

4.8 Fourth Supplemental Indenture dated as of June 25, 1999, to Indenture dated as of July 15, 1996, by and among the Company, the Guarantors listed therein, and Firstar Bank, National Association, as Trustee, adding guarantors to the Company's existing debt.

4.9 Seventh Supplemental Indenture dated as of June 25, 1999, to Indenture dated as of April 1, 1992, by and among the Company, the Guarantors listed therein, and Harris Trust and Savings Bank, as Trustee, adding guarantors to the Company's existing debt.

4.10 Second Supplemental Indenture dated as of July 30, 1999, to Indenture dated as of March 11, 1998, between Fred Meyer, Inc., the Guarantors listed therein and The First National Bank of Chicago, adding guarantors to the existing debt of Fred Meyer, Inc. and its subsidiaries.



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4.11     Third Supplemental Indenture dated as of July 30, 1999, to Indenture dated as of June 1, 1995, between Ralphs Grocery Company ( Food 4 Less Supermarkets, Inc.), the Guarantors listed therein and Norwest Bank Minnesota, N.A., adding guarantors to the existing debt of Fred Meyer, Inc. and its subsidiaries.

4.12 Fourth Supplemental Indenture dated as of July 30, 1999, to Indenture dated as of March 30, 1993, between Ralphs Grocery Company, the Guarantors listed therein and United States Trust Company, adding guarantors to the existing debt of Fred Meyer, Inc. and its subsidiaries.

4.13 Third Supplemental Indenture dated as of July 30, 1999, to Indenture dated as of June 1, 1995, between Ralphs Grocery Company (Food 4 Less Supermarkets, Inc.), the Guarantors listed therein and United States Trust Company, adding guarantors to the existing debt of Fred Meyer, Inc. and its subsidiaries.

4.14 Second Supplemental Indenture dated as of July 30, 1999, to Indenture dated as of March 19, 1997, between Quality Food Centers, Inc., the Guarantors listed therein and First Trust, N.A., adding guarantors to the existing debt of Fred Meyer, Inc. and its subsidiaries.

4.15 Second Supplemental Indenture dated as of July 30, 1999, to Indenture dated as of May 23, 1996, between Smith's Food & Drug Centers, Inc., the Guarantors listed therein and State Street Bank and Trust Company, adding guarantors to the existing debt of Fred Meyer, Inc. and its subsidiaries.

23.1     Consent of PricewaterhouseCoopers LLP.

99.1     Financial statements for fiscal year 1998.